Exhibit 10.2


                    FORM OF RECEIVABLES PURCHASE AGREEMENT

                                    between


                          [                        ]

                                   as Seller

                                      and


                   BEAR STEARNS ASSET BACKED FUNDING II INC.

                                 as Depositor


                      Dated as of [                         ]
                                   -------------------------

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                               Table of Contents

                                                                       Page
                                                                       ----
                                   Article I

                                Interpretation

Section 1.01.  Definitions and Usage.................................1

                                  Article II

                           Conveyance of Receivables

Section 2.01.  Conveyance of Receivables.............................2
Section 2.02.  The Closing...........................................2

                                  Article III

                        Representations and Warranties

Section 3.01.  Representations and Warranties of the Depositor.......3
Section 3.02.  Representations and Warranties of the Seller..........4

                                  Article IV

                                  Conditions

Section 4.01.  Conditions to Obligation of the Depositor.............9
Section 4.02.  Conditions to Obligation of the Seller...............10

                                   Article V

                            Covenants of the Seller

Section 5.01.  Protection of Right, Title and Interest..............11
Section 5.02.  Other Liens or Interests.............................12
Section 5.03.  Costs and Expenses...................................12
Section 5.04.  Hold Harmless........................................12

                                  Article VI

                                Indemnification

Section 6.01.  Indemnification......................................12
Section 6.02.  Contribution.........................................14


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                                  Article VII

                           Miscellaneous Provisions

Section 7.01.  Obligations of Seller................................15
Section 7.02.  Repurchase Events....................................15
Section 7.03.  Depositor Assignment of Repurchased Receivables......15
Section 7.04.  Transfer to the Issuer...............................15
Section 7.05.  Amendment............................................16
Section 7.06.  Waivers..............................................16
Section 7.07.  Notices..............................................16
Section 7.08.  Costs and Expenses...................................17
Section 7.09.  Representations of the Seller and the Depositor......17
Section 7.10.  Confidential Information.............................17
Section 7.11.  Headings and Cross-References........................17
Section 7.12.  GOVERNING LAW........................................17
Section 7.13.  Counterparts.........................................17
Section 7.14.  Third Party Beneficiary..............................17
Section 7.15.  No Proceedings.......................................17


Schedule A        Schedule of Receivables
Schedule B        Location of Receivable Files
Appendix A        Definitions and Usage

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         RECEIVABLES PURCHASE AGREEMENT dated as of [Closing Date] (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), between [SELLER], a [ ], as seller (in such capacity, together with its permitted successors and permitted assigns in such capacity, the "Seller") and BEAR STEARNS ASSET BACKED FUNDING II INC., a Delaware corporation, as depositor (together with its successors and permitted assigns, the "Depositor").

                                   RECITALS

         WHEREAS, the Depositor desires to purchase a portfolio of receivables and related property consisting of motor vehicle installment loan contracts originated by the Seller in the ordinary course of its business;

         WHEREAS, the Seller and the Depositor wish to set forth the terms pursuant to which such portfolio of receivables and related property are to be sold by the Seller to the Depositor; and

         WHEREAS, the Depositor intends, concurrently with its purchase hereunder, to convey all of its right, title and interest in and to all of such portfolio of receivables and related property to [ISSUER], a Delaware statutory trust (the "Issuer") pursuant to a Sale and Servicing Agreement dated as of [Closing Date] (the "Sale and Servicing Agreement"), by and among the Issuer, the Depositor, [SERVICER], as servicer (the "Servicer") [list if multiple servicers], and the Issuer intends to pledge all of its right, title and interest in and to such portfolio of receivables and related property to
the Indenture Trustee pursuant to the Indenture dated as of [         ] (the
"Indenture"), by and between the Issuer and the Indenture Trustee.

         NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                  Article I

                                Interpretation

     Section 1.01. Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.


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                                  Article II

                           Conveyance of Receivables

     Section 2.01. Conveyance of Receivables.

     (a) In consideration of the Depositor's delivery to or upon the order of
the Seller on the Closing Date of $[   ] (the "Purchase Price"), the Seller
does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse (subject to the obligations of the Seller set forth herein) all right, title, and interest of the Seller, whether now or hereinafter acquired, in and to the Receivables Property.

     (b) The transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Depositor of any obligation of the Seller to the Obligors or any other Person in connection with the Receivables and the other Receivables Property or any agreement, document or instrument related thereto.

     (c) The Seller and the Depositor intend that the transfer of assets by the Seller to the Depositor pursuant to this Agreement be a sale of the ownership interest in such assets to the Depositor, rather than the mere granting of a security interest to secure a borrowing. In the event, however, that such transfer is deemed not to be a sale but to be of a mere security interest to secure a borrowing, the Seller shall be deemed to have hereby granted to the Depositor a security interest in all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to such Receivables Property, which security interest shall be perfected and of first priority, and this Agreement shall constitute a security agreement under applicable law. Pursuant to [the Sale and Servicing Agreement and] Section 7.04 hereof, the Depositor may sell, transfer and assign to the Issuer (i) all or any portion of the assets assigned to the Depositor hereunder, (ii) all or any portion of the Depositor's rights against the Seller under this Agreement and (iii) all proceeds thereof. Such assignment may be made by the Depositor with or without an assignment by the Depositor of its rights under this Agreement, and without further notice to or acknowledgement from the Seller. The Seller waives, to the extent permitted under applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Depositor or any assignee of the Depositor relating to such action by the Depositor [in connection with the transactions contemplated by the Sale and Servicing Agreement].

     Section 2.02. The Closing. The sale and purchase of the Receivables
Property shall take place at a closing at [    ] on the Closing Date[,
simultaneously with the closing under (a) the Sale and Servicing Agreement,
(b) the Indenture and (c) the Trust Agreement.]

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                                 Article III

                        Representations and Warranties

     Section 3.01. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants as follows to the Seller and the Indenture Trustee as of the date hereof and the Closing Date:

     (a) Organization and Good Standing. The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

     (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to acquire the Receivables or the other Receivables Property or the validity or enforceability of the Receivables or the other Receivables Property.

     (c) Power and Authority. The Depositor has all corporate power and authority to execute, deliver and perform this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized by the Depositor by all necessary corporate action.

     (d) Binding Obligation. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

     (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or the by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound, or violate any law, rules or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

     (f) No Proceedings. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened against the Depositor before any court, regulatory body,

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administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Depositor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Depositor is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Depositor is a party.

     (g) No Consents. The Depositor is not required to obtain the consent of any other party or any consent, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

Section 3.02.     Representations and Warranties of the Seller.

     (a) The Seller hereby represents and warrants as follows to the Depositor and the Indenture Trustee as of the date hereof and as of the Closing Date:

          (i) Organization and Good Standing. The Seller is a [ ] duly
     organized and validly existing under the laws of [the State of       ] and
     continues to hold a valid certificate to do business as such, and has the power to own its assets and to transact the business in which it is currently engaged. The Seller is duly authorized to transact business and has obtained all necessary licenses and approvals, and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization.

          (ii) Power and Authority. The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement and the other Basic Documents to which the Seller is a party, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Basic Documents to which the Seller is a party. When executed and delivered, this Agreement and the other Basic Documents to which the Seller is a party will constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          (iii) No Violation. The execution, delivery and performance by the Seller of this Agreement and the other Basic Documents to which the Seller is a party will not violate any provision of any existing state, federal or, to the best knowledge of the Seller, local law or regulation or any order or decree of any court applicable to the Seller or any provision of the articles of association or incorporation or the bylaws of the Seller, or constitute a breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound or result in the creation or imposition of any lien upon any of the Seller's properties pursuant to any such mortgage, indenture, contract or other agreement (other than this Agreement).

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          (iv) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Seller is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Seller is a party or
     (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Seller is a party.

          (v) Chief Executive Office. The chief executive office of the Seller is located at [ ].

          (vi) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

          (vii) No Notice. The Seller represents and warrants that it acquired title to the Receivables and the other Receivables Property in good faith, without notice of any adverse claim.

          (viii) Bulk Transfer. The Seller represents and warrants that the transfer, assignment and conveyance of the Receivables and the other Receivables Property by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

          (ix) Seller Information. No certificate of an officer, statement or document furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement, document or report not misleading.

          (x) Ordinary Course. The transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party are in the ordinary course of the Seller's business.

          (xi) Solvency. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Receivables Property, nor does the Seller anticipate any pending insolvency.

          (xii) Legal Compliance. The Seller is not in violation of, and the execution and delivery by the Seller of this Agreement and the other Basic Documents to which the Seller is a party and its performance and compliance with the terms of this Agreement and the other Basic Documents to which the Seller is a party will not constitute a violation with respect to, any order or decree of any court or any order or

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     regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties or materially and adversely affect the performance of any of its duties under the Basic Documents.

          (xiii) Creditors. The Seller did not sell the Receivables or the other Receivables Property to the Depositor with any intent to hinder, delay or defraud any of its creditors.

     (b) The Seller makes the following representations and warranties with respect to the Receivables, on which the Depositor relies in accepting the Receivables and in transferring the Receivables to the Issuer under the Sale and Servicing Agreement, and on which the Issuer relies in pledging the same to the Indenture Trustee. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Depositor, the [concurrent] [subsequent] sale, transfer and assignment of the Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

          (i) Characteristics of Receivables. Each Receivable (A) was originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, was fully and properly executed by the parties thereto, was purchased by the Seller from such Dealer under an existing dealer agreement, (B) has created or shall create a valid, subsisting and enforceable first priority security interest in favor of the Seller and is assignable by the Seller to the Issuer and by the Issuer to the Indenture Trustee, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, and
     (D) generally provides for level monthly payments (provided, that the payment in the first or last month in ________ the life of the Receivable may be minimally different from the level payments). No Receivable conveyed to the Issuer on the Closing Date has forced-placed physical damage insurance.

          (ii) Schedule of Receivables. The information set forth in Schedule A to this Agreement is true and correct in all material respects as of the opening of business on the applicable Cut-off Date, and no selection procedures believed to be adverse to the Purchaser or the Trust were utilized in selecting the Receivables. The computer tape or other listing regarding the Receivables made available to the Purchaser and its assigns (which computer tape or other listing is required to be delivered as specified herein) is true and correct in all respects.

          (iii) Compliance with Law. Each Receivable and the sale of the Financed Vehicle complied at the time it was originated or made and, at the execution of this Agreement, complies in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including usury laws, the federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the

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

     Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Texas Consumer Credit Code and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

          (iv) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

          (v) No Government Obligor. None of the Receivables is due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.

          (vi) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment and transfer thereof, each Receivable shall be secured by a validly perfected first security interest in the Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first security interest in the Financed Vehicle in favor of the Seller as secured party.

          (vii) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

          (viii) No Amendments. No Receivable has been amended such that the amount of the Obligor's scheduled payments has been increased.

          (ix) No Waiver. No provision of a Receivable has been waived.

          (x) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable.

          (xi) No Liens. To the best of the Seller's knowledge, no liens or claims have been filed for work, labor or materials relating to a Financed Vehicle that are liens prior to, or equal to or coordinate with, the security interest in the Financed Vehicle granted by any Receivable.

          (xii) No Default. No Receivable has a payment that is more than [ ] days overdue as of the related Cut-off Date, and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller has not waived and shall not waive any of the foregoing.

          (xiii) Insurance. The Seller, in accordance with its customary procedures, has determined that, at the origination of the Receivable, the Obligor had
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     obtained physical damage insurance covering the Financed
     Vehicle and under the terms of the Receivable the Obligor is required to maintain such insurance.

          (xiv) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Purchaser. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests and rights of others and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests and rights of others; and the transfer has been perfected under the UCC.

          (xv) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable or any Receivable under this Agreement, the Sale and Servicing Agreement or the Indenture is unlawful, void or voidable.

          (xvi) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Issuer a first perfected ownership interest in the Receivables, and to give the Indenture Trustee a first perfected security interest therein, shall have been made.

          (xvii) One Original. There is only one original executed copy of each Receivable.

          (xviii) Maturity of Receivables. Each Receivable has a final maturity date before [ ].

          (xix) Scheduled Payments. (A) Each Receivable has a first scheduled due date on or prior to the end of the month following the related Cut-off Date and (B) no Receivable has a payment that is more than 30 days overdue as of the related Cut-off Date, and has a final scheduled payment date no later than [ ] [the Final Scheduled Payment Date].

          (xx) Location of Receivable Files. The Receivable Files are kept at one or more of the locations listed in Schedule B.

          (xxi) Remaining Maturity. The latest scheduled maturity of any Receivable shall be no later than [ ] [the Final Scheduled Payment Date].

          (xxii) Outstanding Principal Balance. Each Receivable has an outstanding principal balance of at least $[1,000.00].

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          (xxiii) No Bankruptcies. No Obligor on any Receivable as of the
     related Cut-off Date was noted in the related Receivable File as the subject of a bankruptcy proceeding.

          (xxiv) No Repossessions. No Financed Vehicle securing any Receivable is in repossession status.

          (xxv) Chattel Paper. Each Receivable constitutes "chattel paper" as defined in the UCC.

          (xxvi) Agreement. The representations of the Seller in Section 3.02(a) are true and correct.

          (xxvii) Financing. As of the Cut-off Date, approximately [ ]% of the aggregate principal balance of the Receivables, constituting [ ]% of the number of Receivables, represents new vehicles; and approximately [100%] of the Receivables calculate interest based upon the Simple Interest Method. The aggregate principal balance of the Receivables, as of the Cut-off Date is $[ ].

                                  Article IV

                                  Conditions

Section 4.01. Conditions to Obligation of the Depositor. The obligation of the Depositor to purchase the Receivables is subject to the satisfaction of the following conditions:

     (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct in all material respects on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

     (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Closing Date, indicate in its computer files that the Receivables have been sold to the Depositor pursuant to this Agreement and deliver to the Depositor the Schedule of Receivables, certified by the Seller's President, Vice President or Treasurer to be true, correct and complete.

     (c) Documents to be Delivered by the Seller on the Closing Date:

               (i) Evidence of UCC Filing. On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing
     statement in the State of [    ] naming the Seller, as seller/debtor, and
     naming the Depositor, as buyer/secured party, describing the Receivables and the other assets assigned to the Depositor pursuant to Section 2.01, meeting the requirements of the laws of such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Receivables and such other assets to the Depositor. The Seller shall deliver to the Depositor a file-stamped copy or other

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     evidence satisfactory to the Depositor of such filing on or prior to the
     Closing Date. In the event that the Seller fails to perform its obligations under this clause (i), the Depositor may perform, or cause to be performed, such obligations, at the Seller's expense.

               (ii) Opinions of Seller's Counsel. On or prior to the Closing Date, the Depositor shall have received the opinions of counsel to the Seller, in form and substance satisfactory to the Depositor, as to the matters the Depositor has heretofore requested or may reasonably request.

               (iii) Other Documents. Such other documents as the Depositor may reasonably request.

     (d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement to be consummated on the Closing Date shall be consummated on such date.

     Section 4.02. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Receivables to the Depositor is subject to the satisfaction of the following conditions:

     (a) Representations and Warranties True. The representations and warranties of the Depositor hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Depositor shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

     (b) Receivables Purchase Price. On the Closing Date, the Depositor shall have delivered to the Seller the purchase price specified in Section 2.01 hereof.

     (c) Opinion of Counsel. The Depositor shall have furnished to the Seller an Opinion of Counsel, dated the Closing Date, to the effect that:

          (i) the Depositor is a corporation and has been duly organized, is validly existing and is in good standing under the laws of the State of Delaware, with all corporate power and authority to own its properties and conduct its business as described in the Prospectus;

          (ii) this Agreement, the Sale and Servicing Agreement and the Trust Agreement has been duly authorized, executed and delivered by the Depositor and constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms except as limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, receivership, conservatorship or similar laws relating to or affecting creditors' rights generally, except that such counsel need express no opinion as to the availability of equitable remedies or the enforceability of rights of indemnification for violations of federal securities laws;

          (iii) no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation by the Depositor of the transactions contemplated herein, except for the filing of the UCC-1 financing statements relating to the conveyance of the Receivables and the other Receivables Property by the Seller to the Depositor and such other approvals (which shall be specified in such opinion) as have been obtained and such filings as have been made or are in the process of being made; and

          (iv) none of the execution and delivery of this Agreement, the Sale and Servicing Agreement or the Trust Agreement, the consummation of any other of the transactions herein or therein contemplated or the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under, the certificate of incorporation or by-laws of the Depositor or the terms of any indenture or other agreement or instrument known to such counsel and to which the Depositor is a party or by which it is bound, or any judgment, order or decree known to such counsel to be applicable to the Depositor of any court, regulatory body, administrative agency, governmental body, or arbitrator having jurisdiction over the Depositor.

     (d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement to be consummated on the Closing Date shall be consummated on such date.

                                  Article V

                            Covenants of the Seller

     The Seller agrees with the Depositor and the Indenture Trustee as follows:

     Section 5.01. Protection of Right, Title and Interest.

     (a) Filings. The Seller shall cause at its own expense all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Seller, the Depositor, the Trust and the Indenture Trustee, respectively, in and to the Receivables and the other property included in the Trust Estate to be promptly filed and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Depositor hereunder, the Trust under the Sale and Servicing Agreement and the Indenture Trustee under the Indenture in and to the Receivables and the other property included in the Trust Estate. The Seller shall deliver to the Depositor and the Indenture Trustee file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Depositor shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

     (b) Name Change. If the Seller makes any change in its name, identity or corporate structure that would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute or if the Seller changes the jurisdiction under whose laws it is formed, the Seller shall give the Depositor, the Indenture Trustee and the Owner Trustee written notice thereof at least 45 days prior to such change and shall promptly file such financing statements or amendments as may be necessary to continue the perfection of the Depositor's interest in the property conveyed pursuant to Section 2.01. In the event that the Seller fails to perform its obligations under this subsection (b), the Depositor may perform, or cause to be performed, such obligations, at the Seller's expense.

     Section 5.02. Other Liens or Interests. Except for the conveyances hereunder and pursuant to the Basic Documents, the Seller shall not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume, or suffer to exist any Lien on, or any interest in, to or under the Receivables, and the Seller shall defend the right, title and interest of the Depositor, the Trust and the Indenture Trustee in, to and under the Receivables against all claims of third parties claiming through or under the Seller.

     Section 5.03. Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties claiming through or under the Seller, of the Depositor's, the Issuer's and the Indenture Trustee's right, title and interest in and to the Receivables and the other property included in the Trust Estate.

     Section 5.04. Hold Harmless. The Seller shall protect, defend, indemnify and hold the Depositor, the Issuer and their respective assigns and their employees, officers, directors and agents harmless from and against all losses, liabilities, claims and damages of every kind and character, including any legal or other expenses reasonably incurred, as incurred, resulting from or relating to or arising out of (i) the inaccuracy, nonfulfillment or breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (ii) any legal action, including, without limitation, any counterclaim, that has either been settled by the litigants or has proceeded to judgment by a court of competent jurisdiction, in either case to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (iii) any actions or omissions of the Seller occurring prior to the Closing Date with respect to any of the Receivables or Financed Vehicles or
(iv) any failure of a Receivable to be originated in compliance with all applicable requirements of law. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

                                  Article VI

                                Indemnification

     Section 6.01. Indemnification.

     (a)[The Seller agrees to indemnify and hold harmless the Depositor, each of its respective directors, each officer of the Depositor who signed the Registration Statement, and each person or entity who controls the Depositor or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Depositor, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Depositor, and each such controlling person for any legal or other expenses reasonably incurred by the Depositor or such controlling person in connection with investigating or defending any such loss, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made by the Seller contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement, in the light of the circumstance under which they were made, not misleading, but, in each case, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement under the captions:
[ ]; and in the Base Prospectus under the caption [ ] (such information, the "Seller Information"). This indemnity agreement will be in addition to any liability which the Seller may otherwise have to the Depositor or any affiliate thereof pursuant to Section 5.04 of this Agreement or otherwise.]

     (b) The Depositor agrees to indemnify and hold harmless the Seller and each Person who controls the Seller within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint and several, to which the Seller, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Seller and each such controlling Person for any legal or other expenses reasonably incurred by the Seller or such controlling Person in connection with investigating or defending any such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of material fact contained in the Registration Statement or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the Prospectus or any amendment or supplement to the Prospectus Supplement or the Prospectus or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or the Prospectus or any amendment or supplement to the Prospectus Supplement, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement or the Prospectus other than the Seller Information. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

     (c) Promptly after receipt by any indemnified party under this Article VI of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article VI, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Article VI except to the extent it has been materially prejudiced by such failure; provided, further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this
Article VI.

     If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Article VI for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is appropriate for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Depositor, if the indemnified parties under this Article VI consist of the Depositor, or by the Seller, if the indemnified parties under this Article VI consist of the Seller.

     Each indemnified party, as a condition of the indemnity agreements contained in Section 6.01(a) and (b), shall use its commercially reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     Section 6.02. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article VI is for any reason held to be unenforceable although applicable in accordance with its terms, the Seller, on the one hand, and the Depositor, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Seller and the Depositor [in such proportions as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Depositor on the other from the sale of the Receivables such that the Depositor is responsible for that portion represented by the underwriting discount set forth on the cover page of the Prospectus Supplement, and the Seller shall be responsible for the balance] [in such proportions as shall be appropriate to reflect the relative fault on the part of the Seller on the one hand and the Depositor on the other]; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6.02, each Person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Depositor and each Person, if any, who controls the Seller within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Seller. Notwithstanding anything in this Section 6.02 to the contrary, the Depositor shall not be required to contribute an amount in excess of the amount of the underwriting discount appearing on the cover page of the Prospectus Supplement.

                                 Article VII

                           Miscellaneous Provisions

     Section 7.01. Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

     Section 7.02. Repurchase Events. The Seller hereby covenants and agrees with the Depositor for the benefit of the Depositor, the Indenture Trustee, the Issuer, the Owner Trustee, the Certificateholders and the Noteholders that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.02(b) that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders in any Receivable, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein, shall constitute an event obligating the Seller to repurchase the Receivables to which such failure or breach is applicable (each, a "Repurchase Event"), at the Purchase Amount, from the Depositor, unless any such failure or breach shall have been cured by the last day of the first Collection Period commencing after the discovery or notice thereof by or to the Seller or the Servicer.

     Section 7.03. Depositor Assignment of Repurchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Depositor shall assign, without recourse, representation or warranty, to the Seller all of the Depositor's right, title and interest in and to such Receivables and all security and documents relating thereto.

     Section 7.04. Transfer to the Issuer. The Seller acknowledges and agrees that (1) the Depositor will, pursuant to the Sale and Servicing Agreement, transfer and assign the Receivables and assign its rights under this Agreement with respect thereto to the Issuer and, pursuant to the Indenture, the Issuer will pledge the Receivables to the Indenture Trustee, and (2) the representations and warranties contained in this Agreement and the rights of the Depositor under this Agreement, including under Section 7.02, are intended to benefit the Issuer, the Indenture Trustee, the Noteholders and the Certificateholder. The Seller hereby consents to such transfers and assignments and agree that enforcement of a right or remedy hereunder by the Indenture Trustee, the Owner Trustee or the Issuer shall have the same force and effect as if the right or remedy had been enforced or executed by the Depositor.

     Section 7.05. Amendment. This Agreement may be amended from time to time, with prior written notice to the Rating Agencies, but without the consent of the Noteholders or the Certificateholders, by a written amendment duly executed and delivered by the Seller and the Depositor, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or Certificateholders; provided that such amendment shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interest of any Noteholder or Certificateholder; provided, further, that such action shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no Opinion of Counsel to that effect shall be required if the person requesting the amendment obtains a letter from the Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of the ratings of then assigned to the Notes and the Certificates. This Agreement may also be amended by the Seller and the Depositor, with prior written notice to the Rating Agencies and the prior written consent of [Holders of Notes evidencing at least a majority of the Outstanding Amount of the Class [ ] Notes, Holders of Class [ ] Notes evidencing at least a majority of the Class [ ] Note Balance and Holders of Class [ ] Certificates evidencing at least a majority of the Class [ ] Certificate Balance (excluding, for purposes of this Section 7.05, Certificates held by the Seller or any of its affiliates)], for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of [the Class [ ] Notes, the Class [ ] Notes or the Class [ ] Certificates] that is required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Certificates.

     Section 7.06. Waivers. No failure or delay on the part of the Depositor, the Issuer or the Indenture Trustee in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

     Section 7.07. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to Bear Stearns Asset Backed Funding II Inc., c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Facsimile: (212) 272-0979, Attention: [ ]; (b) in the case of the Servicer, Administrator and Custodian, to [ ] Attention: [ ], (c) in the case of the Seller, [ ],
Attention: [ ]; (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Administration Department (as defined in the Trust Agreement);
(e) in the case of [RATING AGENCY], to [ADDRESS], Attention: [___], and (f) in the case of [RATING AGENCY], to [ADDRESS], Attention: [___];

or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     Section 7.08. Costs and Expenses. The Seller shall pay all expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Depositor, in connection with the perfection of the Depositor's, the Issuer's and the Indenture Trustee's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder as contemplated by the Basic Documents.

     Section 7.09. Representations of the Seller and the Depositor. The respective agreements, representations, warranties and other statements by the Seller and the Depositor set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section
2.02 and the transfers and assignments referred to in Section 7.04.

     Section 7.10. Confidential Information. The Depositor agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors or any other personally identifiable information of an Obligor, except in connection with the enforcement of the Depositor's rights hereunder, under the Receivables, under the Sale and Servicing Agreement or any other Basic Document, or as required by any of the foregoing or by law.

     Section 7.11. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to section names or numbers and to appendices, exhibits or schedules are to such Sections, Appendices, Exhibits or Schedules, as applicable, of this Agreement.

     Section 7.12. GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD APPLY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER OR THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 7.13. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 7.14. Third Party Beneficiary. The Indenture Trustee is an express third party beneficiary of this Agreement and shall be entitled to enforce the provisions of this Agreement as if it were a party hereto.

     Section 7.15. No Proceedings. So long as this Agreement is in effect, and for one year plus one day following its termination, each of the Seller and the Depositor agrees that it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy law or similar law against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Receivables Purchase Agreement to be executed by their respective duly authorized officers as of the date and year first above written.

                     [SELLER], as Seller

                     By:
                        ---------------------------------------
                        Name:
                        Title:


                     BEAR STEARNS ASSET BACKED FUNDING II INC.,
                       as Depositor


                     By:
                        ----------------------------------------
                        Name:
                        Title:

                                  SCHEDULE A

                            Schedule of Receivables
                            -----------------------

                     [On file with the Indenture Trustee]

                                  SCHEDULE B

                         Location of Receivable Files
                         ----------------------------


[   ]
 ---

                                 APPENDIX A

                             Definitions and Usage
                             ---------------------


     [Form of Appendix A attached to the Form of Indenture (Exhibit 4.3)]